Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE
June 22, 2016

Media contact: Brent Wilder, (brent.wilder@huntington.com) 614.480.5875
Investor Relations contact: Mark Muth, (mark.muth@huntington.com) 614.480.4720

HUNTINGTON BANCSHARES INCORPORATED ANNOUNCES LEADERSHIP STRUCTURE
FOR COMBINED COMPANY FOLLOWING FIRSTMERIT ACQUISITION

FirstMerit Vice Chair Sandy Pierce to join Huntington executive leadership team

COLUMBUS, Ohio - Huntington Bancshares Incorporated today announced that Sandra E. “Sandy” Pierce, FirstMerit Corporation vice chairman, and chairman and CEO of FirstMerit Michigan, will join Huntington as senior executive vice president, Private Client Group and Regional Banking Director and Chair of Michigan following the anticipated successful completion of Huntington’s acquisition of FirstMerit.

Pierce will report to Huntington chairman, president and CEO Stephen D. Steinour and her duties will include leadership of Huntington’s Private Client Group, encompassing Huntington Wealth and Investment Management, Huntington Private Bank, the Huntington Investment Company, national settlements and retirement plan services. She will also lead two newly defined functions: public affairs, and corporate communications and regional marketing.

Pierce’s executive reports will include:

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Michael G. Robinson, who will become Wealth and Investment Management director also leading Private Bank and national settlements. Robinson is currently executive vice president, wealth management services at FirstMerit.

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Barbara Benham, who is transitioning from her role at Huntington as executive vice president, chief communications officer to the newly created executive vice president, chief public affairs officer. The new role will heighten Huntington’s presence and engagement in Washington, D.C. at the federal government level, and address enhanced corporate social responsibility expectations among investors, community, civic and elected stakeholders, as well as shareholders and customers, consistent with the increasing scope and future growth of the company.

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Julie C. Tutkovics, who will become chief communications officer and director of regional marketing. Tutkovics is currently executive vice president, chief marketing officer at FirstMerit. At Huntington, Tutkovics will lead corporate communications and regional marketing, inclusive of enterprise internal communications, business segment communications, media relations, public relations and social media. She will also lead Private Client Group and commercial customer communications, and events and sponsorships.

Pierce joined FirstMerit in her current role in 2013 and has been recognized since among American Banker’s 25 Most Powerful Women in Banking. She was previously Midwest regional executive, president and CEO for Charter One Bank, Michigan, a division of RBS Citizens, N.A. where she had responsibilities for commercial banking and all state bank activities in Michigan as well as oversight of all state activities in Illinois and Ohio. A lifelong Detroit resident, Pierce is past chair of the Detroit Financial Advisory Board and chair of the Henry Ford Health System, and vice chairman of Business Leaders for Michigan. She is a board member of Penske Automotive Group and Barton Malow Enterprises. Pierce holds her master’s and bachelor’s degrees in business administration from Wayne State University.

“Sandy is a very well-known regional banking leader with tremendous drive for results,” Steinour said. “We have a strong track record of working together in prior roles and a shared commitment to strengthening the Midwest. Sandy is going to be an outstanding leader for Huntington and I am looking forward to her joining our executive team.”

“This is an exciting time as Huntington and FirstMerit come together to become stronger as one institution,” Pierce said. “I am honored to play a leadership role in guiding Huntington toward even greater impact for our customers and communities. The combined scale means we can invest more in our markets while continuing to grow for the benefit of our expanded geography.”

As Chair of Michigan, Pierce will play a critical role as the senior market executive for Huntington for the state as the company builds on the momentum of gaining from the merger No. 2 market and branch share in Michigan and Ohio combined. Pierce will also have responsibility for regional presidents supporting Huntington Private Client Group.

Current FirstMerit regional presidents and CEOs will become Huntington regional presidents for the company’s existing East Michigan and Cleveland regions, a newly created Akron region and Huntington’s acquired Chicago and Wisconsin regions. Additionally, FirstMerit’s Central Ohio regional president and CEO will serve alongside Huntington’s current president for the region.

Regional presidents reporting to Pierce will be:

•	Central Ohio - James “Jim” E. Kunk and Sue E. Zazon (incoming)

•	Northwest Ohio - Sharon Speyer

•	Southern Ohio/Kentucky - Kevin Jones

•	West Michigan - John Irwin

•	East Michigan - David Lochner (incoming)

•	Central Indiana - John Corbin, succeeding Michael W. Newbold who as previously announced is retiring from the post this summer and assisting with the planned transition in a consultative role.

•	West Virginia - Andrew Paterno

•	Western Pennsylvania and Ohio Valley - Susan Baker Shipley

Jim Kunk has decided that he will retire in mid-2017. He will continue to successfully build business relationships and elevate Huntington’s community presence in Central Ohio. In order to ensure a thoughtful transition of all aspects of his role, Zazon will assume the role of Central Ohio regional president. Speyer will assume leadership of regional community development efforts. Paterno will have the additional responsibility of driving the sales management strategy and process of Huntington’s retirement plan services business, which is a subset of The Private Client Group.

Regional presidents supporting Huntington’s commercial business will report to Rick Remiker, senior executive vice president, director of commercial banking:

•	Akron - Nicholas V. Browning (incoming)

•	Canton and Mahoning Valley - William C. Shivers

•	Chicago - Peter K. Gillespie (incoming)

•	Cleveland - Sean P. Richardson (incoming)

•	Wisconsin - Kevin M. Leissring (incoming)

Furthermore, the following FirstMerit executives will also be joining Huntington:

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N. James Brocklehurst, executive vice president, retail banking at FirstMerit, will become consumer bank strategy director at Huntington. Brocklehurst will lead consumer bank strategy and initiatives targeting continuing growth and deepening of Huntington’s customer relationships toward bottom-line profitability. He will report to Senior Executive Vice President, Retail and Business Banking Director Mary W. Navarro.

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Chad Carroll, senior vice president of retail banking leading the 350 branches at FirstMerit, will become retail sales, service and operations director at Huntington, with accountability for branch and business banking sales support, planning, operations and performance enhancement. He will also report to Navarro.

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Douglas Winget, executive vice president, president BusinessCredit FirstMerit, will become asset based lending director at Huntington, reporting to Executive Vice President, Executive Managing Director of Middle Market Banking David Ring.

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Mark N. DuHamel, executive vice president, deputy chief financial officer at FirstMerit, will become Corporate Treasurer at Huntington, reporting to Senior Executive Vice President, Chief Financial Officer Howell D. "Mac" McCullough III. Huntington Executive Vice President, Corporate Treasurer Michael Smith will remain in the role through the completion of the merger, anticipated within the third quarter, and continue within a transitional leadership support role once the merger is completed.

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Matthew E. Majernik, executive vice president, deputy chief human resources officer at FirstMerit, will become chief talent officer at Huntington, reporting to Senior Executive Vice President, Chief Human Resources Officer Rajeev “Raj” Syal.

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Carlton E. Langer, executive vice president, chief legal officer and corporate secretary at FirstMerit, will become associate general counsel at Huntington, reporting to Executive Vice President, General Counsel and Secretary Richard A. Cheap.

Huntington Commercial Region Manager and Senior Vice President Brian Marshall will continue serving as the company’s lead commercial banking executive for the state of Michigan and Northwest Ohio, managing and driving growth in these areas, and reporting to Ring.

Current interim Cleveland region President Renee Csuhran will continue in the role of executive vice president, executive managing director of commercial real estate and community development lending and investing for the company. She has served as interim regional president since January 2015 and will continue in the role through the completion of the merger.

Executive Vice President, Huntington Trust Director Steven Short will continue to report to Senior Executive Vice President, Director of Regional Banking and The Private Client Group James E. Dunlap through the completion of the merger, anticipated within the third quarter. As previously shared, Dunlap, who is also current interim East Michigan region president, will retire in 2017 and is shifting to a transitional leadership role once the merger is completed.
About Huntington
Huntington Bancshares Incorporated is a $73 billion asset regional bank holding company headquartered in Columbus, Ohio, with a network of more than 750 branches and more than 1,500 ATMs across six Midwestern states. Founded in 1866, The Huntington National Bank and its affiliates provide consumer, small business, commercial, treasury management, wealth management, brokerage, trust, and insurance services. Huntington also provides auto dealer, equipment finance, national settlement and capital market services that extend beyond its core states. Visit huntington.com for more information.

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